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EXHIBIT 10-(1)

                           LONG-TERM INCENTIVE PLAN
                                      OF
                         SONAT OFFSHORE DRILLING INC.

                (AS AMENDED AND RESTATED AS OF APRIL 26, 1996)

                                  I. GENERAL

1.1  PURPOSE OF THE PLAN

     The Long-Term Incentive Plan (the "Plan") of Sonat Offshore Drilling Inc. (the "Company") is intended to advance the best interests of the Company and its subsidiaries by providing Directors and employees with additional incentives through the grant of options ("Options") to purchase shares of Common Stock of the Company ("Common Stock") and through the award of shares of restricted Common Stock ("Restricted Stock"), thereby increasing the personal stake of such Directors and employees in the continued success and growth of the Company.

1.2  ADMINISTRATION OF THE PLAN

     (a) The Plan shall be administered by the Executive Compensation Committee or other designated committee (the "Committee") of the Board of Directors of the Company (the "Board of Directors") which shall consist of at least three Directors all of whom (i) are not eligible for awards under Articles II and III of the Plan, (ii) are "disinterested" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (iii) are outside directors satisfying the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor thereto ("the Code"). The Committee shall have authority to interpret conclusively the provisions of the Plan, to adopt such rules and regulations for carrying out the Plan as it may deem advisable, to decide conclusively all questions of fact arising in the application of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Notwithstanding the foregoing, the Committee shall have no power or discretion to vary the amount or terms of awards under Article IV of the Plan, except as provided in Section 5.2. All decisions and acts of the Committee shall be final and binding upon all affected Plan participants.

     (b) The Committee shall designate the eligible employees, if any, to be granted awards under Articles II and III and the type and amount of such awards and the time when awards will be granted. All awards granted under the Plan shall be on the terms and subject to the conditions hereinafter provided.

1.3  ELIGIBLE PARTICIPANTS

      Employees, including officers, of the Company and its subsidiaries, and of partnerships or joint ventures in which the Company and its subsidiaries have a significant ownership interest as determined by the Committee (all of such subsidiaries, partnerships and joint ventures being referred to as "Subsidiaries") shall be eligible for awards under Articles II and III of the Plan. Directors who are not employees of the Company or its Subsidiaries shall not be eligible for awards under Articles II and III.

      Each Director of the Company who is not an officer or employee of the Company or any of its subsidiaries (an "Eligible Director") shall automatically be granted awards under Article IV of the Plan. Each Eligible Director to whom Options are granted under Article IV is hereinafter referred to as a "Participant."

1.4   AWARDS UNDER THE PLAN

      Awards to employees under Articles II and III bay be in the form of (i) Options to purchase shares of Common Stock, (ii) Stock Appreciation Rights which may be issued in tandem with such Options, (iii) shares of Restricted Stock




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(iv) Supplemental Payments which may be awarded with respect to Options, Stock
Appreciation Rights and Restricted Stock, or (v) any combination of the foregoing.

     Awards to Eligible Directors under Article IV shall be in the form of Options to purchase shares of Common Stock and Supplemental Payments with respect thereto.

1.5  SHARES SUBJECT TO THE PLAN

     The aggregate number of shares of Common Stock which may be issued with respect to awards of Options or Restricted Stock (including Stock Appreciation Rights and Supplemental Payments related thereto) made under Articles II and III shall not exceed (i) 1,000,000 shares plus (ii) the number of shares previously authorized for use under such Articles which have not been issued or have again become available for grants pursuant to the following paragraph. In addition, the aggregate number of shares of Common Stock which may be issued with respect to awards made under Article IV shall not exceed 50,000 (which is the number of shares previously authorized for use under such Article) reduced by the number of shares which have been issued pursuant to such Article prior to the date of this Amendment and Restatement. At no time shall the number of shares issued plus the number of shares estimated by the Committee to be ultimately issued with respect to outstanding awards under the Plan exceed the number of shares that may be issued under the Plan. No employee shall be granted Stock Options or Restricted Stock, or any combination of the foregoing, with respect to more than 300,000 shares of Common Stock in any fiscal year (subject to adjustment as provided in Section 5.2). No employee shall be granted a Supplemental Payment in any fiscal year with respect to more than the number of shares of Common Stock covered by Stock Options or Restricted Stock awards granted to such employee in such fiscal year. Shares distributed pursuant to the Plan may consist of authorized but unissued shares or treasury shares of the Company, as shall be determined from time to time by the Board of Directors.

     If any Option under the Plan shall expire, terminate or be canceled (including cancellation upon the holder's exercise of a related Stock Appreciation Right) for any reason without having been exercised in full, or if any shares of Restricted Stock shall be forfeited to the Company, the unexercised Options and forfeited shares of Restricted Stock shall not count against the above limit and shall again become available for grants under the Plan (regardless of whether the holder of such Options or shares received dividends or other economic benefits with respect to such Options or shares). Shares of Common Stock equal in number to the shares surrendered in payment of the option price, and shares of Common Stock which are withheld in order to satisfy federal, state or local tax liability, shall not count against the above limit and shall again become available for grants under the Plan. Only the number of shares of Common Stock actually issued upon exercise of a Stock Appreciation Right or payment of a Supplemental Payment shall count against the above limit, and any shares which were estimated to be used for such purposes and were not in fact so used shall again become available for grants under the Plan.

1.6  OTHER COMPENSATION PROGRAMS

     The existence and terms of the Plan shall not limit the authority of the Board of Directors in compensating Directors and employees of the Company and its subsidiaries in such other forms and amounts, including compensation pursuant to any other plans as may be currently in effect or adopted in the future, as it may determine from time to time.


                               II. STOCK OPTIONS

2.1  TERMS AND CONDITIONS OF OPTIONS

     Subject to the following provisions, all Options granted under the Plan to employees of the Company and its Subsidiaries shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine.

     (a) Option Price. The option price per share shall not be less than the fair market value of the Common Stock (as determined by the Committee) on the date the Option is granted. Notwithstanding the foregoing, the option price per share with respect to any Option granted by the Committee within 90 days of the closing of the initial public offering of the Company's Common Stock shall be at the initial public offering price for such Stock.


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     (b)  Term of Option.  The term of any Option shall not exceed ten years from the date of grant, and, except as provided pursuant to Section 2.1(g) with respect to the death of an optionee, no Option shall be exercised after the expiration of its term.

     (c) Exercise of Options. Options shall be exercisable at such time or times and subject to such terms and conditions as the Committee shall specify in the Option grant. The Committee shall have discretion to at any time declare all or any portion of the Options held by any optionee to be immediately exercisable. An Option may be exercised in accordance with its terms as to any or all shares purchasable thereunder.

     (d) Payment for Shares. The Committee may authorize payment for shares as to which an Option is exercised to be made in cash, shares of Common Stock, by "cashless exercise" or in such other manner as the Committee in its discretion may provide.

     (e) Nontransferability of Options. No Option or any interest therein shall be transferable by the optionee other than by will or by the laws of descent and distribution. During an optionee's lifetime, all Options shall be exercisable only by such optionee or by the guardian or legal representative of the optionee.

     (f) Shareholder Rights. The holder of an Option shall, as such, have none of the rights of a shareholder.

     (g) Termination of Employment. The Committee shall have discretion to specify in the Option grant or an amendment thereof, provisions with respect to the period during which the Option may be exercised following the optionee's termination of employment. Notwithstanding the foregoing, the Committee shall not permit any Option to be exercised beyond the term of the Option established pursuant to Section 2.1(b), except that the Committee may provide that, notwithstanding such Option term, an Option which is outstanding on the date of an optionee's death shall remain outstanding and exercisable for up to one year after the optionee's death.

     (h) Change of Control. Notwithstanding the exercisability schedule governing any Option, upon the occurrence of a Change of Control (as defined in Section 5.10) all Options outstanding at the time of such Change of Control and held by optionees who are employees of the Company or its Subsidiaries at the time of such Change of Control shall become immediately exercisable and, unless the optionee agrees otherwise in writing, shall remain exercisable for the remainder of the Option term.

2.2  STOCK APPRECIATION RIGHTS IN TANDEM WITH OPTIONS

     (a) The Committee may, either at the time of grant of an Option or at any time during the term of the Option, grant Stock Appreciation Rights with respect to all or any portion of the shares of Common Stock covered by such Option. A Stock Appreciation Right may be exercised at any time the Option to which it relates is then exercisable, but only to the extent the Option to which it relates is exercisable, and shall be subject to the conditions applicable to such Option. When a Stock Appreciation Right is exercised, the Option to which it relates shall cease to be exercisable to the extent of the number of shares with respect to which the Stock Appreciation Right is exercised. Similarly, when an Option is exercised, the Stock Appreciation Rights relating to the shares covered by such Option exercise shall terminate. Any Stock Appreciation Right which is outstanding on the last day of the term of the related Option (as determined pursuant to Section 2.1(b)) shall be automatically exercised on such date for cash without any action by the optionee.

     (b) Upon exercise of a Stock Appreciation Right, the holder shall receive, for each share with respect to which the Stock Appreciation Right is exercised, an amount (the "Appreciation") equal to the difference between the option price per share of the Option to which the Stock Appreciation Right relates and the fair market value (as determined by the Committee) of a share of Common Stock on the date of exercise of the Stock Appreciation Right. The Appreciation shall be payable in cash, Common Stock, or a combination of both, at the option of the Committee, and shall be paid within 30 days of the exercise of the Stock Appreciation Right.

     (c) Notwithstanding the foregoing, if a Stock Appreciation Right is exercised within 60 days of the occurrence of a Change of Control, (i) the Appreciation and any Supplemental Payment (as defined in Section 2.3) to which the holder is entitled shall be payable solely in cash if the Stock
Appreciation Right has been outstanding at least six months and solely in Common Stock in all other cases, and (ii) in addition to the Appreciation and the Supplemental

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Payment (if any), the holder shall receive (in cash, if the Stock Appreciation
Right has been outstanding for at least six months, and in Common Stock in all other cases) (1) the amount by which the greater of (a) the highest market price per share of Common Stock during the 60-day period preceding exercise of the Stock Appreciation Right or (b) the highest price per share of Common Stock (or the cash-equivalent thereof as determined by the Board of Directors) paid by an acquiring person during the 60-day period preceding a Change of Control, exceeds the fair market value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, plus (2) if the holder is entitled to a Supplemental Payment, an additional payment, calculated under the same formula as used for calculating such holder's Supplemental Payment, with respect to the amount referred to in clause (1) of this sentence.

2.3 SUPPLEMENTAL PAYMENT ON EXERCISE OF OPTIONS OR STOCK APPRECIATION RIGHTS

     The Committee, either at the time of grant or at the time of exercise of any Option or related Stock Appreciation Right, may provide for a supplemental payment (the "Supplemental Payment") by the Company to the optionee with respect to the exercise of any Option or related Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which shall not exceed the amount necessary to pay the federal income tax payable with respect to both exercise of the Option or related Stock Appreciation Right and receipt of the Supplemental Payment, assuming the optionee is taxed at the maximum effective federal income tax rate applicable thereto. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment. The Supplemental Payment shall be paid within 30 days of the date of exercise of an Option or Stock Appreciation Right (or, if later, within 30 days of the date on which income is recognized for federal income tax purposes with respect to such exercise).

2.4 STATUTORY OPTIONS

     Subject to the limitations on Option terms set forth in Section 2.1, the Committee shall have the authority to grant (i) incentive stock options within the meaning of Section 422 of the Code and (ii) Options containing such terms and conditions as shall be required to qualify such Options for preferential tax treatment under the Code as in effect at the time of such grant. Options granted pursuant to this Section 2.4 may contain such other terms and conditions permitted by Article II of this Plan as the Committee, in its discretion, may from time to time determine (including, without limitation, provision for Stock Appreciation Rights and Supplemental Payments), to the extent that such terms and conditions do not cause the Options to lose their preferential tax treatment. To the extent the Code and Regulations promulgated thereunder require a plan to contain specified provisions in order to qualify options for preferential tax treatment, such provisions shall be deemed to be stated in this Plan.

                             III. RESTRICTED STOCK

3.1 TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

     Subject to the following provisions, all awards of Restricted Stock under the Plan to employees of the Company and its Subsidiaries shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine.

          (a) The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock, and the date or dates on which the Restricted Stock will vest. The vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or its Subsidiaries, upon the attainment of specified performance goals, or upon such other criteria as the Committee may determine in its sole discretion.

          (b) Stock certificates representing the Restricted Stock granted to an employee shall be registered in the employee's name. Such certificates shall either be held by the Company on behalf of the employee, or delivered to the employee bearing a legend to restrict transfer of the certificate until the Restricted Stock has vested, as determined by the Committee. The Committee shall determine whether the employee shall have the right to vote and/or receive dividends on the Restricted Stock before it has vested. No share of Restricted Stock may be sold, transferred, assigned, or pledged by the employee until such share has vested in accordance with

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     the terms of the Restricted Stock award. In the event of an employee's termination of employment before all of his Restricted Stock has vested, or in the event other conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited and any purchase price paid by the employee shall be returned to the employee. At the time Restricted Stock vests (and, if the employee has been issued legended certificates of Restricted Stock, upon the return of such certificates to the Company), a certificate for such vested shares shall be delivered to the employee (or the Beneficiary designated by the employee in the event of death), free of all restrictions.

          (c) Notwithstanding the vesting conditions set forth in the Restricted Stock award, (i) the Committee may in its discretion accelerate the vesting of Restricted Stock at any time, and (ii) all shares of Restricted Stock shall vest upon a Change of Control of the Company.

3.2 PERFORMANCE AWARDS UNDER SECTION 162(M) OF THE CODE

     The Committee shall have the right to designate awards of Restricted Stock as "Performance Awards." Notwithstanding any other provisions of this Article III, awards so designated shall be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such awards in accordance with Section 162(m) of the Code. The grant or vesting of a Performance Award shall be subject to the achievement of performance objectives (the "Performance Objectives") established by the Committee based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit, and either as an absolute measure or as a measure of comparative performance relative to a peer group of companies: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, total shareholder return, cash flow, debt to equity ratio, market share, stock price, economic value added, and market value added.

     The Performance Objectives for a particular Performance Award relative to a particular fiscal year shall be established by the Committee in writing no later than 90 days after the beginning of such year. The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the award are satisfied, and the Committee's determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing. The Committee shall have discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a Performance Award only to the extent that the exercise of such discretion would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

3.3 SUPPLEMENTAL PAYMENT ON VESTING OF RESTRICTED STOCK

     The Committee, either at the time of grant or at the time of vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the employee in an amount specified by the Committee which shall not exceed the amount necessary to pay the federal income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the employee is taxed at the maximum effective federal income tax rate applicable thereto and has not elected to recognize income with respect to the Restricted Stock before the date such Restricted Stock vests. The Supplemental Payment shall be paid within 30 days of each date that Restricted Stock vests. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

                        IV. STOCK OPTIONS FOR DIRECTORS

4.1 GRANT OF OPTIONS

     Each person who is an Eligible Director on, or becomes an Eligible Director within 10 days after, the closing of the initial public offering of the Company's Common Stock, shall be granted an Option to purchase 1,000 shares of Common Stock, effective as of the date of such closing. Each person who becomes an Eligible Director thereafter (other than a person who first becomes an Eligible Director on the date of an annual meeting of the Company's stockholders) shall be granted an Option to purchase 1,000 shares of Common Stock, effective as of the date such person becomes an

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Eligible Director. Each person who is or becomes an Eligible Director on the date of an annual meeting of the Company's stockholders and whose service on the Board of Directors will continue after such meeting shall be granted an Option to purchase 1,000 shares of Common Stock, effective as of the date of such meeting.

4.2  TERMS AND CONDITIONS OF OPTIONS

     Each Option granted under this Article shall have the following terms and conditions:

     (a) Option Price. The option price per share shall be the closing sales price of a share of Common Stock on the date the Option is granted (or, if the Common Stock is not traded on such date, on the immediately preceding date on which the Common Stock is traded). Notwithstanding the foregoing, the option price per share for Options granted pursuant to the first sentence of Section
4.1 shall be the initial public offering price of a share of Common Stock.

     (b) Term of Option. Each Option shall expire ten years from the date of grant, and, except as provided in Section 4.2(c) with respect to the death of an optionee, no Option shall be exercised after the expiration of its term.

     (c) Exercise of Options. Subject to Section 4.2(g) and the remainder of this paragraph, each Option shall become exercisable in installments as follows:
(1) a total of 333 shares of Common Stock may be purchased through exercise of the Option on or after the first anniversary of the date of grant; (2) a total of 666 shares of Common Stock may be purchased through exercise of the Option on or after the second anniversary of the date of grant; and (3) a total of 1,000 shares of Common Stock may be purchased through exercise of the Option on or after the third anniversary of the date of grant. If a Participant ceases to be a Director of the Company as a result of death, disability, or retirement from the Board of Directors on his Retirement Date (as defined in Section 4.2(i)), each Option shall immediately become fully exercisable and shall remain exercisable for the remainder of its term, except that, notwithstanding the term of the Option, an Option which is outstanding on the date of an optionee's death shall remain outstanding and exercisable for one year after the optionee's death. If a Participant ceases to be a Director of the Company for any reason not set forth in the preceding sentence, no additional portions of the Option will become exercisable, and the portion of the Option that is then exercisable shall expire if not exercised within 60 days after cessation of service as a Director.

     An Option may be exercised in accordance with its terms as to any or all shares purchasable thereunder.

     (d) Payment for Shares. Payment for shares as to which an Option is exercised shall be made in cash, Common Stock, by "cashless exercise," or a combination thereof, in the discretion of the Participant. Shares of Common Stock delivered in payment of the Option price shall be valued at the average of the high and low prices of such Stock on the date of exercise (or, if the Common Stock is not traded on such date, at the weighted average of the high and low prices on the nearest trading dates before and after such date).

     (e) Nontransferability of Options. No Option or any interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution. During a Participant's lifetime, all Options shall be exercisable only by such Participant or by the guardian or legal representative of the Participant.

     (f) Shareholder Rights. The holder of an Option shall, as such, have none of the rights of a shareholder.

     (g) Change of Control. Notwithstanding any other provisions of the Plan, upon the occurrence of a Change of Control (as defined in Section 5.10) all Options outstanding at the time of such Change of Control shall become immediately exercisable and shall remain exercisable for the remainder of their term.

     (h) Tax Status. The Options granted under this Article shall be "non-qualified" options, and shall not be incentive stock options as defined in
Section 422 of the Code.

     (i) Retirement Date. For purposes of this Article, a Participant's Retirement Date shall mean the date on which the Participant shall be required to retire from the Board of Directors under the retirement policies of the Board of Directors as in effect on the date of the Participant's retirement.

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4.3  SUPPLEMENTAL PAYMENT ON EXERCISE OF OPTIONS

     Within 30 days of each date that an Option is exercised, a Supplemental Payment shall be paid to the Participant (or to the Participant's Beneficiary in the event of death), in cash, in an amount equal to the amount necessary to pay the federal income tax payable with respect to both the exercise of the Option and receipt of the Supplemental Payment, assuming the Participant is taxed at the maximum effective federal income tax rate applicable thereto.

                           V. ADDITIONAL PROVISIONS

5.1  GENERAL RESTRICTIONS

     Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of shares of Common Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of shares of Common Stock thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

5.2  ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off, sale of assets, payment of an extraordinary cash dividend, or any other change in or affecting the corporate structure or capitalization of the Company, the Committee shall make appropriate adjustment in the number and kind of shares authorized by the Plan (including any limitations on individual awards), in the number, price or kind of shares covered by the awards and in any outstanding awards under the Plan; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award.

5.3  AMENDMENTS

     (a) The Board of Directors may amend the Plan from time to time. No such amendment shall require approval by the stockholders unless stockholder approval is required to satisfy Rule 16b-3 under the Securities Exchange Act of 1934 or
Section 162(m) of the Code, or by applicable law or stock exchange requirements. The provisions of Article IV shall not be amended more than once every six months other than to comport with changes in the Internal Revenue Code or the Employee Retirement Income Security Act or the rules thereunder.

     (b) The Committee shall have the authority to amend any grant to include any provision which, at the time of such amendment, is authorized under the terms of the Plan; however, no outstanding award may be revoked or altered in a manner unfavorable to the holder without the written consent of the holder.

5.4  CANCELLATION OF AWARDS

     Any award granted under Articles II and III of the Plan may be canceled at any time with the consent of the holder and a new award may be granted to such holder in lieu thereof, which award may, in the discretion of the Committee, be on more favorable terms and conditions than the canceled award; provided, however, that the Committee may not reduce the exercise price of outstanding Options where the existing exercise price is higher than the then current market price of the Common Stock.

5.5  BENEFICIARY

     An employee or Participant may file with the Company a written designation of Beneficiary, on such form as may be prescribed by the Committee, to receive any Options, SARs, Restricted Shares, Common Stock and Supplemental Payments that become deliverable to the employee or Participant pursuant to the Plan after the employee's or Participant's death. An employee or Participant may, from time to time, amend or revoke a designation of Beneficiary. If no

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designated Beneficiary survives the employee or Participant, the executor or administrator of the employee's or Participant's estate shall be deemed to be the employee's or Participant's Beneficiary.

5.6  WITHHOLDING

     (a) Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the holder to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

     (b) An employee entitled to receive Common Stock under the Plan who has not received a cash Supplemental Payment may elect to have the federal, state and local tax liability (or a specified portion thereof) with respect to such Common Stock satisfied by having the Company withhold from the shares otherwise deliverable to the employee shares of Common Stock having a value equal to the amount of the tax liability to be satisfied with respect to the Common Stock. An election to have all or a portion of the tax liability satisfied using Common Stock shall comply with such requirements as may be imposed by the Committee and shall be subject to the disapproval of the Committee (expressed either prior to or within two days after the making of such election).

5.7  NON-ASSIGNABILITY

     Except as expressly provided in the Plan, no award under the Plan shall be assignable or transferable by the holder thereof except by will or by the laws of descent and distribution. During the life of the holder, awards under the Plan shall be exercisable only by such holder or by the guardian or legal representative of such holder.

5.8  NON-UNIFORM DETERMINATIONS

     Determinations by the Committee under the Plan (including, without limitation, determinations of the persons to receive awards under Articles II and III; the form, amount and timing of such awards; the terms and provisions of such awards and the agreements evidencing same; and provisions with respect to termination of employment) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

5.9  NO GUARANTEE OF EMPLOYMENT OR DIRECTORSHIP

     The grant of an award under the Plan shall not constitute an assurance of continued employment for any period or any obligation of the Board of Directors to nominate any Director for re-election by the Company's shareholders.

5.10 CHANGE OF CONTROL

     A "Change of Control" mean:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 5.10; or

     (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved

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

by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

5.11 DURATION AND TERMINATION

     (a) The Plan shall be of unlimited duration. Notwithstanding the foregoing, no incentive stock option (within the meaning of Section 422 of the Code) shall be granted under the Plan, and no Options shall be granted under the Plan to Eligible Directors under Article IV, after May 1, 2003, but awards granted prior to such dates may extend beyond such dates, and the terms of this Plan shall continue to apply to all awards granted hereunder.

     (b) The Board of Directors may discontinue or terminate the Plan at any time. Such action shall not impair any of the rights of any holder of any award outstanding on the date of the Plan's discontinuance or termination without the holder's written consent.

5.12 EFFECTIVE DATE

     The original effective date of the Plan was May 1, 1993. This amendment and restatement of the Plan shall be effective April 26, 1996 upon approval by shareholders of the Company.

     IN WITNESS WHEREOF, this document has been executed as of April 26, 1996.

                                                SONAT OFFSHORE DRILLING INC.


                                            by:  /s/ ERIC B. BROWN
                                                ________________________________

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